Exhibit 10.33

March 12, 2019

Mr. Matthew C. Schroeder
Chief Financial Officer
Rite Aid Corporation
30 Hunter Lane
Camp Hill, PA 17011

RE:                           Agreement dated as of August 21, 2000 by and between Rite Aid Corporation (the “Company”) and Matthew C. Schroeder (the “Executive”), as amended from time to time (the “Agreement”)

Dear Matthew:

I am pleased to provide you with this letter in order to update the Agreement to reflect your promotion to the position of Chief Financial Officer of the Company. This amendment shall be effective as of March 12, 2019 (the “Amendment Date”).

In consideration of your appointment and of other good and valuable consideration, the receipt of which is acknowledged:

1.                                      Section 2.1 (“Position”) is hereby amended by deleting the term “Senior Vice President, Chief Accounting Officer and Treasurer” and replacing it with the term “Chief Financial Officer” in the first sentence of Section 2.1.

2.                                      Section 2.2 (“Duties”) is hereby amended by deleting the term “Senior Vice President, Chief Accounting Officer and Treasurer” and replacing it with the term “Chief Financial Officer” in the first sentence of Section 2.2.

3.                                      Section 3.1 (“Base Salary”) is hereby amended by deleting the term “Three Hundred Eighty Five Thousand Dollars ($385,000)” and replacing it with the term “Five Hundred and Fifty Thousand Dollars ($550,000).”

4.                                      Section 3.2 (“Annual Performance Bonus”) is hereby amended by deleting the term “50%” and replacing it with the term “100%” in two instances within Section 3.2.

5.                                      Section 3.3 (“Equity Awards”) is hereby amended by deleting the term “seventy five percent (75%)” and replacing it with the term “One Hundred Fifty percent (150%)” in two instances within Section 3.3.

6.                                      Section 5.4(b) (“Definition of Good Reason”) is hereby amended by deleting the term “Senior Vice President, Chief Accounting Officer and Treasurer” and replacing it with the term “Chief Financial Officer.”

If you are in agreement with the changes described in the above paragraphs, please sign both copies of this letter below where indicated, returning one copy to me and retaining one copy for your records.

[SIGNATURE PAGE FOLLOWS]

Sincerely,

Rite Aid Corporation

	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	SVP, General Counsel & Secretary

Agreed:

/s/ Matthew C. Schroeder
Matthew C. Schroeder